UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 13, 2026

LEGGETT & PLATT, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Leggett Road
Carthage, MO	64836
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $.01 per share	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 13, 2026, Somnigroup International Inc., a Delaware corporation (“Parent”), and Leggett & Platt, Incorporated, a Missouri corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Parent, Sparrow Unity Corporation, a Missouri corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub” and together with Parent, the “Parent Parties”), and the Company, pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct, wholly owned subsidiary of Parent. All defined terms used in this summary of the Merger Agreement that are not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement. The Merger Agreement has been unanimously approved by the respective boards of directors of the Company (the “Company Board”) and the board of directors of Parent.

The Merger

Subject to the terms and conditions of the Merger Agreement, at the date and time the Merger becomes effective (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (“Company common stock”) issued and outstanding immediately prior to the Effective Time (other than Company Cancelled Shares and Dissenting Shares, each as defined in the Merger Agreement) will be converted into and represent the right to receive 0.1455 (the “Exchange Ratio”) shares of common stock of Parent, $0.01 par value per share (“Parent common stock”) and, if applicable, cash in lieu of fractional shares (the “Merger Consideration”). The Exchange Ratio will be equitably adjusted to reflect any stock split, reverse stock split, subdivision, consolidation, combination or other reclassification of Company common stock or Parent common stock after the date of the Merger Agreement and prior to the Effective Time. It is expected that the Merger will qualify as a tax free reorganization for U.S. federal income tax purposes.

Treatment of Stock Options and Stock-Based Awards

Immediately prior to the Effective Time, all restrictions on outstanding Company restricted shares will lapse, and such shares will fully vest and be converted into the right to receive the Merger Consideration. As of the Effective Time, and as a result of the Merger:

•

Each option to acquire shares of Company common stock that is outstanding immediately prior to the Effective Time will be assumed by Parent and converted into an option to acquire shares of Parent common stock (“Parent option”), with the same terms and conditions that applied to the original option. Each Parent option will represent the right to receive a number of shares of Parent common stock equal to the number of shares of Company common stock subject to the original option multiplied by the Exchange Ratio, and will have an exercise price per share equal to the exercise price per share of the original option, divided by the Exchange Ratio.

•

Each restricted stock unit (“RSU”) award covering shares of Company common stock (“Company RSU award”) that is outstanding immediately prior to the Effective Time, other than a Company RSU award issued under the Company’s deferred compensation plans, will be assumed by Parent and converted into an RSU award covering shares of Parent common stock (“Parent RSU award”), with the same terms and conditions that applied to the original award. The number of shares of Parent common stock subject to each assumed RSU award will equal the number of shares of Company common stock subject to the Company RSU award, multiplied by the Exchange Ratio.

•

Each performance stock unit award covering shares of Company common stock (each, a “Company PSU award”) for which the performance period has not yet ended that is outstanding immediately prior to the Effective Time will be assumed by Parent and converted into a Parent RSU award, with the same terms and conditions that applied to the original award, except that the Parent RSU award will not be subject to performance conditions. Performance will be deemed achieved at maximum, and the number of shares of Parent common stock subject to each Parent RSU award will equal 200% of the target number of shares of Company common stock subject to the Company PSU award, multiplied by the Exchange Ratio.

•

Each Company PSU award for which the performance period has ended that is outstanding immediately prior to the Effective Time will constitute the right to receive shares of Parent common stock equal to the number of shares of Company common stock earned based on actual performance during the performance period, multiplied by the Exchange Ratio.

•

Stock units that track Company common stock held in participant accounts under the Company’s deferred compensation plans will be converted into notional cash investments based on the average closing price of the Company common stock for the five trading days immediately prior to the closing date of the Merger. Such notional cash will be reinvested in one or more diversified investment options as determined by the Parent board, in accordance with the directions of affected participants.

Any Parent option or Parent RSU awards held by an individual who is not employed by or in service with the Company or its subsidiaries at the Effective Time will be settled solely in cash based on the closing price of Parent common stock on the applicable exercise or settlement date.

Conditions to the Merger

Completion of the Merger is subject to the satisfaction or waiver of certain conditions, including:

•	approval of the Merger Agreement by the Company’s shareholders;

•

absence of any law or order (exclusive of laws or orders issued under antitrust and competition laws or foreign investment laws, other than the Required Approvals) restraining, enjoining or otherwise prohibiting or making the Merger illegal (each, a “Legal Impediment”);

•

receipt of approvals under certain applicable antitrust and competition laws and foreign investment laws, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “Required Approvals”);

•	approval for listing the shares of Parent common stock issuable to the Company’s shareholders as Merger Consideration on the New York Stock Exchange (the “NYSE”);

•	the effectiveness of the registration statement on Form S-4 to be filed by Parent and the absence of any stop order or pending proceeding with respect thereto;

•	a customary “bringdown” of the Parent Parties’ and the Company’s representations and warranties;

•	compliance by the Parent Parties and the Company with the covenants in the Merger Agreement in all material respects; and

•	the absence of a material adverse effect on either Parent or the Company.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of the Parent Parties and the Company. The Merger Agreement also contains customary mutual pre-closing covenants, including the obligation of Parent and the Company to conduct their respective businesses in the ordinary course of business consistent with past practice and to refrain from taking certain specified actions without the consent of the other party.

The Company has agreed to customary non-solicitation obligations related to soliciting or engaging in any discussions or negotiations regarding competing proposals. Notwithstanding these non-solicitation obligations, prior to approval of the Merger Agreement by the Company’s shareholders and under certain specified circumstances, the Company Board may change its recommendation of the transaction and terminate the Merger Agreement to accept a competing transaction that the Company Board determines is superior to the Merger (a “Superior Proposal”).

If the Company has received a Superior Proposal and the Company Board determines in good faith, after consultation with its outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties to the Company’s stockholders, then the Company Board may (i) effect a Change of Board Recommendation (as defined in the Merger Agreement) with respect to such Superior Proposal or fail to include the Company Board Recommendation in the Proxy Statement/Prospectus (as defined in the Merger Agreement) or (ii) terminate the Merger Agreement, subject to payment of the termination fee described below to Parent. Prior to taking such actions, the Company must provide Parent with at least four business days’ notice (the “Notice Period”) of the Company’s intention to take such action, which notice must specify the material terms and conditions of the Acquisition Proposal (as defined in the Merger Agreement) and a copy of the available proposed transaction agreement to be entered into in respect of such Acquisition Proposal. To the extent Parent desires to negotiate, the Company is required to engage in good faith negotiations with Parent during the Notice Period regarding any adjustments to the terms and conditions of the Merger Agreement proposed in writing by Parent. In the event of any material modifications to an Acquisition Proposal that has triggered a Notice Period, the Company is required to deliver a new written notice to Parent at which point the Notice Period shall be the longer of the remaining period of the prior Notice Period and two business days with respect to such revised Superior Proposal from the date of such new notice. Subject to similar provisions and requirements in the Merger Agreement, including a four-business day notice period, the Company Board may also effect a Change of Board Recommendation with respect to an Intervening Event (as defined in the Merger Agreement).

Termination Provisions

The Merger Agreement contains provisions granting Parent and the Company the right to terminate the Merger Agreement under specified circumstances, including:

•	by mutual consent of Parent and the Company;

•

if the Merger is not completed by January 13, 2027, or as this date is automatically extended at certain times up until April 13, 2028 if all the conditions to the Merger Agreement are satisfied other than receipt of the Required Approvals (the “Outside Date”);

•	if a Legal Impediment permanently restrains, enjoins or prohibits the completion of the Merger;

•	if the Company fails to obtain approval of the Merger Agreement by the Company’s shareholders;

•

if the Company Board (a) changes or withdraws its recommendation that the Company’s shareholders approve the Merger Agreement, (b) enters into a definitive agreement with another party that submitted a Superior Proposal and (c) pays Parent the Company Termination Fee (as defined below); or

•

if the other party breaches its representations, warranties, agreements or covenants contained in the Merger Agreement so that the conditions to the Merger would not be satisfied and has failed to cure the breach within a specified time period.

If the Merger Agreement is terminated due to a failure to complete the Merger by the Outside Date as result of failing to obtain the Required Approvals or pursuant to a Legal Impediment related to the Required Approvals, Parent will be required to pay the Company $80,000,000. Furthermore, Parent and the Company have agreed to extend the material terms of their existing supply agreement for up to two years, upon the termination of the Merger Agreement under certain specified circumstances.

Subject to the terms and conditions of the Merger Agreement, if, prior to receiving approval of the Merger Agreement by the Company’s shareholders, the Merger Agreement is terminated due to the Company Board changing its recommendation in connection with the Merger and the Company enters into, a definitive agreement with respect to a Superior Proposal, the Company will be required to pay Parent $64,000,000 (the “Company Termination Fee”). In

addition, if the Merger Agreement is terminated due to failing to complete the Merger by the Outside Date, the Company’s failure to obtain shareholder approval or the Company’s breach of its representations, warranties or covenants contained in the Merger Agreement, a competing proposal was publicly announced prior to the Company’s shareholder meeting and within 12 months following such termination, the Company enters into a material definitive agreement with respect to, or consummates, an Acquisition Proposal, the Company will be required to pay Parent the Company Termination Fee.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement.

The Merger Agreement has been included to provide security holders and investors with information regarding its terms. It is not intended to provide any other factual information about Parent, the Company or any other person. The representations, warranties and covenants contained in the Merger Agreement were made solely for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders and investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Parent Parties or the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Parent’s or the Company’s public disclosures.

Following the Effective Time, the shares of Company common stock will be delisted from the NYSE and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01	Regulation FD Disclosure.

On April 13, 2026, Parent and the Company announced that they had entered into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. In addition, on April 13, 2026, Parent and the Company released a joint investor presentation. A copy of the joint investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

FORWARD-LOOKING STATEMENTS

This communication contains statements that may be characterized as “forward-looking” within the meaning of the federal securities laws. Such statements might include information concerning one or more of Parent’s and the Company’s plans, guidance, objectives, goals, strategies, and other information that is not historical information. When used in this communication, the words “will,” “targets,” “expects,” “anticipates,” “plans,” “proposed,” “intends,” “outlook,” and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to Parent’s expectations regarding the impact of the proposed transaction on Parent’s brands, products, customer base, results of operations, or financial position, its share repurchases, adjusted EPS, net leverage, operating cash flow, net income, future performance, cost and run-rate synergies, funding sources, expected capital structure, the financial impact of the Company’s existing long-term debt, ability to deleverage after the proposed transaction, the expected timing and likelihood of completion of the proposed transaction, the integration of the Company with Parent’s business and personnel and Parent’s and the Company’s post-acquisition financial reporting. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that these expectations or beliefs will prove correct.

Numerous factors, many of which are beyond Parent’s and the Company’s control, could cause actual results to differ materially from any that may be expressed herein as forward-looking statements. These potential risks include risks associated with the Company’s ongoing operations; the ability to obtain the requisite Company shareholder approval; the risk that Parent or the Company may be unable to obtain governmental and regulatory approvals required for the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk of delays in completing the proposed transaction; the ability to successfully integrate the Company into Parent’s operations and realize synergies from the proposed transaction and the expected run-rate of such synergies; the possibility that the expected benefits of the acquisition are not realized when expected or at all; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Parent common stock or Company common stock; the risk of litigation related to the proposed transaction; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; general economic, financial and industry conditions, particularly conditions relating to the financial performance and related credit issues present in the retail sector, as well as consumer confidence and the availability of consumer financing; the impact of the macroeconomic environment in both the U.S. and internationally on Parent and the Company; uncertainties arising from national and global events; industry competition; the effects of consolidation of retailers on revenues and costs; consumer acceptance and changes in demand for Parent’s and the Company’s products; and other risks inherent in Parent’s and the Company’s businesses.

All such factors are difficult to predict, are beyond Parent’s and the Company’s control, and are subject to additional risks and uncertainties, including those detailed in Parent’s annual report on Form 10-K for the year ended December 31, 2025 and those detailed in the Company’s annual report on Form 10-K for the year ended December 31, 2025. These risks, as well as other risks related to the proposed transaction, will be included in the Form S-4 and proxy statement/prospectus (each as defined below) that Parent and the Company intend to file with the United States Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. There may be other factors that may cause Parent’s and the Company’s actual results to differ materially from the forward-looking statements. Neither Parent nor the Company undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

NO OFFER OR SOLICITATION

This communication is not intended to be, and shall not constitute, an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Parent intends to file with the SEC a registration statement on Form S-4 (the “Form S-4”) that will include a proxy statement of the Company and that will also constitute a prospectus of Parent with respect to the shares of Parent common stock to be issued in the proposed transaction (the “proxy statement/prospectus”). The definitive proxy statement/prospectus (if and when available) will be filed with the SEC by, and mailed to shareholders of, the Company. Each of Parent and the Company may also file other relevant documents with the SEC regarding the proposed transaction.

This communication is not a substitute for the Form S-4, the proxy statement/prospectus or any other document that Parent or the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PARENT AND THE COMPANY ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of these documents (if and when available), as well as other filings containing information about Parent and the Company, free of charge on the SEC’s website at www.sec.gov. Copies of the documents filed with, or furnished to, the SEC by Parent will be available free of charge on Parent’s website at https://somnigroup.com/investor-resources/financials/sec-filings/default.aspx. Copies of the documents filed with, or furnished to, the SEC by the Company will be available free of charge on the Company’s website at https://leggett.gcs-web.com/financials/sec-filings. The information included on, or accessible through, Parent’s or the Company’s website is not incorporated by reference into this communication.

PARTICIPANTS IN THE SOLICITATION

Parent, the Company and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. You can find information about Parent’s executive officers and directors in Parent’s definitive proxy statement filed with the SEC on March 31, 2026, under the section entitled “Proposal No. 1 — Election of Directors - Executive Officers,” “Proposal No. 1 — Election of Directors - Nominees to Board of Directors,” “Stock Ownership – Stock Ownership of Certain Beneficial Owners and Directors and Executive Officers,” “Executive Compensation and Related Information - Compensation of Executive Officers” and “Director Compensation.” You can find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, under the section entitled “Supplemental Item: Information About our Executive Officers” and “Directors, Executive Officers and Corporate Governance,” and in the Company’s definitive proxy statement filed with the SEC on April 7, 2026, under the sections entitled “Corporate Governance and Board Matters — Director Compensation,” “Proposals to be Voted On at the Annual Meeting — Proposal One: Election of Directors,” “Executive Compensation and Related Matters — Compensation Discussion & Analysis” and “Security Ownership — Security Ownership of Directors and Executive Officers.” Additional information regarding the interests of the participants in the solicitation of proxies will be included in the Form S-4, the proxy statement/prospectus and other relevant materials to be filed with the SEC if and when they become available. You should read the Form S-4 and the proxy statement/prospectus carefully when available before making any voting or investment decisions. You may obtain free copies of these documents using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Merger Agreement, dated as of April 13, 2026, by and among Somnigroup International Inc., Sparrow Unity Corporation and Leggett & Platt, Incorporated.

99.1	Joint Press Release, dated as of April 13, 2026

99.2	Joint Investor Presentation, dated as of April 13, 2026

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: April 13, 2026	By:	/s/ Jennifer J. Davis
	Name:	Jennifer J. Davis
	Title:	Executive Vice President – General Counsel